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                                                                    EXHIBIT 32.2

                      Certification Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Luigino's, Inc. (the "Company") for the period ended October 5, 2003, as filed with the Securities and Exchange Commission on November 17, 2003 (the "Periodic Report"), I, Thomas
W. Knuesel, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     3. The Periodic Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780o(d)); and

     4. The information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 17, 2003


                                        By  /s/ Thomas W. Knuesel
                                            ------------------------------------
                                            Thomas W. Knuesel
                                            Chief Financial Officer